UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

UBL Interactive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54955	27-1077850
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6701 Carmel Road, Suite 202

Charlotte, NC 28226

(Address of principal executive offices, including zip code)

704-930-0297
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2015, UBL Interactive, Inc. (the “Company”) entered into a Syndication Agreement (the “Agreement”) with Yellow Pages Digital & Media Solutions Limited (“YPG”), a digital media and marketing solutions company based in Canada.

Pursuant to the terms of the Agreement, the Company has granted YPG an exclusive, non-sublicensable and non-transferable license to use certain of the Company’s technologies (the “Services”), including its LocalHub technology, to enable the automated electronic syndication of YPG customers’ business profiles to directory publishers, as well as the manual submission of profiles to search engines, in both French and English across Canada. The Services also include certain reporting and analysis diagnostics. At the same time, YPG has granted the Company a non-exclusive, non-sublicensable and non-transferable license to publish, transmit, integrate and display the YPB customer business listings through the Services.

The Agreement has a term of one year from the date the first YPG customer makes use of the Services and allows for automatic one year renewals. Fees to be paid by YPG to the Company under the Agreement are based on the number of YPG customer profiles committed to the Services and the number of publishers delivered to such customers through the Services.

The foregoing is a summary of the material terms of the Agreement. This summary is subject to, and is qualified in its entirety by, reference to the Agreement that is filed as an exhibit to this Report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release dated May 1, 2015 relating to our Agreement with YPG.

The information furnished in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K (this “Report”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Description

10.1	Syndication Agreement dated April 17, 2015 by and between the Registrant and Yellow Pages Digital & Media Solutions Limited

99.1	Press Release dated May 1, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBL INTERACTIVE, INC.

Date: May 1, 2015	By:	/s/ Doyal Bryant
	Name:	Doyal Bryant
	Title:	Chief Executive Officer

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